                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                               September 22, 2005
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                              SPARTECH CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


             1-5911                             43-0761773
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     (Commission File Number)       (IRS Employer Identification No.)


          120 South Central Avenue, Suite 1700, Clayton, Missouri 63105
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            (Address of principal executive offices)       (Zip Code)


                                 (314) 721-4242
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              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              SPARTECH CORPORATION

                                    FORM 8-K


Item 1.01.  Entry into A Material Definitive Agreement.

Effective September 22, 2005, pursuant to a standing resolution of its Board of Directors approved on October 24, 2002, Spartech Corporation (the Company) entered into a written Indemnification Agreement with its recently-elected director Victoria M. Holt (see Item 5.02, below). The agreement with Ms. Holt is identical in all material respects to the Indemnification Agreements previously entered into between the Company and its other executive officers and directors.

The form of Indemnification Agreement was filed as Exhibit 10.10 to the Company's Form 10-K filed with the Commission on January 17, 2003. It generally, with certain exceptions, requires the Company to indemnify its directors and officers against expenses, judgments, fines and penalties which the indemnified party actually and reasonably incurs in connection with the defense or settlement of proceedings to which he or she is made a party or is threatened to be made a party by reason of the fact that he or she is or was a director or officer of the Company or its subsidiaries. To be entitled to indemnification, the indemnified party must have acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal proceeding, the indemnified party must have had reasonable cause to believe that his or her conduct was not unlawful.

The Indemnification Agreement requires the Company to advance the indemnified party's expenses upon the indemnified party's written request, provided that the indemnified party undertakes in writing to repay the advances if and to the extent it is ultimately determined that he or she is not entitled to indemnification.

The indemnification rights of an indemnified party under the Indemnification Agreement are not exclusive of any other rights the indemnified party may have, but no payment is required to be made to the extent the indemnified party is covered by the Company's directors and officers liability insurance policy.

No indemnification may be made under the Indemnification Agreement for expenses, judgments, fines or penalties resulting from conduct by the indemnified party which is finally adjudged to have been willful misconduct, knowingly fraudulent, or deliberately dishonest.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On September 22, 2005 the Company's Board of Directors expanded the membership of the Board from nine to ten members, and elected Victoria M. Holt as a Class A director to fill the vacancy thereby created, for a term expiring at the Company's 2006 Annual Meeting. The Board also named Ms. Holt to serve on the Board's Compensation and Governance Committees. There was no arrangement or understanding between Ms. Holt and any other persons pursuant to which Ms. Holt was selected as a director. There has been no transaction involving Ms. Holt reportable under Section 404(a) of Regulation S-K. A copy of the Press Release announcing Ms. Holt's election is an exhibit to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number       Description

10.1 Form of Indemnification Agreement, filed as Exhibit 10.10 to the Company's Form 10-K filed with the Commission on January 17, 2003 and incorporated herein by reference.

99.1 Press Release announcing the election of Victoria M. Holt as a director of the Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SPARTECH CORPORATION

Date  September 23, 2005             By /s/ JEFFREY D. FISHER
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                                     Jeffrey D. Fisher
                                     Senior Vice President and General Counsel